UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

860 Conger Street, Eugene, OR 97402

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Factoring and Security Agreement

On July 1, 2016, Quest Solution, Inc., a Delaware corporation (the “Company”), and two of the Company’s wholly-owned subsidiaries, Quest Marketing, Inc., an Oregon corporation (“QMI”), and Bar Code Specialties, Inc., a California corporation (“BCS”, and together with the Company and QMI, the “Sellers”), entered into that certain Factoring and Security Agreement (the “FASA”) with Action Capital Corporation (“Action”) to establish a sale of accounts facility, whereby Sellers may obtain short-term financing by selling and assigning to Action acceptable accounts receivable. Pursuant to the FASA, the outstanding principal amount of advances made by Action to Sellers at any time shall not exceed $5,000,000.00. Action will reserve and withhold an amount in a reserve account equal to 10% of the face amount of each account purchased under the FASA.

The per annum interest rate with respect to the daily average balance of unpaid advances outstanding under the FASA (computed on a monthly basis) will be equal to the “Prime Rate” of Wells Fargo Bank N.A. plus 2%, plus a monthly fee equal to 0.75% of such average outstanding balance. The Sellers shall also pay all other costs incurred by Action under the FASA, including all bank fees.

The FASA will continue in full force and effect unless terminated by either party upon 30 days’ prior written notice. Performance of Sellers’ obligations under the FASA is secured by a security interest in certain collateral of Sellers. The FASA includes customary representations and warranties and default provisions for transactions of this type.

The foregoing description of the material terms of the FASA is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the FASA, certain officers of the Company entered into a Guaranty of Validity; guaranteeing the information provided by the Sellers to Action as well as certain matters concerning the accounts that will be sold by Sellers to Action.

Faunus Group International Pay-Out

On July 1, 2016, Faunus Group International, Inc. (“FGI”) accepted full payment of all obligations of the Sellers and the Company’s wholly-owned subsidiary, Quest Solution Canada Inc., a Canadian corporation (“Quest Solution Canada”, and together with the Sellers, the “Borrowers”) under that certain Sale of Accounts and Security Agreement, dated October 9, 2015, as amended, by and between Sellers and FGI (the “U.S. Agreement”) and that certain Sale of Accounts and Security Agreement, dated December 31, 2014, as amended, by and between Quest Solution Canada (as successor to Viascan Inc. and Q.Data Inc.) and FGI (the “Canadian Agreement”, and together with the U.S. Agreement, the “Existing Financing Agreements”), terminated the Existing Financing Agreements, terminated certain subordination agreements and guarantees of affiliates of the Borrowers, and released FGI’s security interests in the Borrowers’ collateral. The Borrowers paid to FGI $4,740,591.75 representing payment for all net funds employed, accrued fees, accrued interest, termination fee and expenses under the Existing Financing Agreements (the “Pay-Out Amount”). The Pay-Out Amount was funded with borrowings under the FASA.

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ScanSource Agreements

On July 1, 2016, the Borrowers and Quest Exchange Ltd., a Canadian corporation (“Quest Exchange”, and together with the Borrowers, the “Debtors”) entered into a Pledge and Security Agreement (the “Pledge and Security Agreement”) in favor of ScanSource, Inc., a South Carolina corporation (“ScanSource”). Also, on July 1, 2016, the Debtors entered into a Security Agreement (the “Security Agreement”, and together with the Pledge and Security Agreement, the “ScanSource Agreements”) in favor of ScanSource. The ScanSource Agreements contemplate that ScanSource has and may in the future (but is under no obligation to) extend credit to one or more of the Debtors, including the extension of credit in the form of sales of inventory and equipment on account. As a condition to the extensions of such credit, the Debtors have executed the ScanSource Agreements, pursuant to which each Debtor has granted to ScanSource a security interest in all of such Debtor’s right, title and interest in certain items of collateral set forth in the ScanSource Agreements.

The Pledge and Security Agreement secures the payment and performance of all indebtedness, obligations and liabilities of any Debtor to ScanSource arising on or after the date of the Pledge and Security Agreement, including amounts arising from the sale of goods and services by ScanSource and all costs and expenses of ScanSource in collecting any such obligations or enforcing its rights or remedies under the Pledge and Security Agreement. The Security Agreement secures the payment and performance of all indebtedness, obligations and liabilities of any Debtor to ScanSource, existing as of and arising prior to the date of the Security Agreement, including amounts arising from the sale of goods and services prior to the date of the Security Agreement by ScanSource and all costs and expenses of ScanSource in collecting any such obligations or enforcing its rights or remedies under the Security Agreement. Debtors currently have approximately $16.4 million in outstanding obligations owed to ScanSource.

The ScanSource Agreements contain inspection and report covenants, financial covenants and customary default provisions.

The foregoing description of the material terms of the ScanSource Agreements is not complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Factoring and Security Agreement

10.2	Pledge and Security Agreement

10.3	Security Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2016

QUEST SOLUTION, INC.

By:	/s/ Gilles Gaudreault
Gilles Gaudreault
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Factoring and Security Agreement

10.2	Pledge and Security Agreement

10.3	Security Agreement

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